EXHIBIT 10.26BI

THIS DOCUMENT CONTAINS INFORMATION WHICH HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION IS IDENTIFIED BY BRACKETS AND MARKED WITH (***).

SEVENTY-THIRD AMENDMENT TO

CONSOLIDATED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT BETWEEN

CSG SYSTEMS, INC. AND

CHARTER COMMUNICATIONS OPERATING, LLC

SCHEDULE AMENDMENT

This Seventy-third Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Charter Communications Operating, LLC, a Delaware limited liability company (“Customer”). CSG and Customer entered into that certain Consolidated CSG Master Subscriber Management System Agreement effective as of August 1, 2017 (CSG document no. 4114281), as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

WHEREAS, CSG and Customer acknowledge and agree that CSG will provide and Customer will consume an enhanced CSG functionality that will allow Customer’s [***** to *** ** from Customer’s **** ******* *** *** with ****** **** ** ********** to Customer-selected Products and Services on CSG’s ******** ********** ******** (“***]”); and

WHEREAS, CSG and Customer acknowledge and agree that CSG will provide maintenance and support services related to the [****** **** ** *************] and the parties wish to amend the Agreement accordingly.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, CSG and Customer agree to the following as of the Amendment Effective Date (defined below).

1.
Customer has requested and CSG has agreed to make [***’* ****** **** ** (“***”) functionality available to Customer’s “*** **” system such that Customer’s ***** will have the ability to *** ** from such *****’ Customer-provided **** ******* *** *** (“****”) to (i) ***** directly from Customer’s ***** **** (******* ** ******) or (ii) ****** *** *** ******* **** and ******* ************ (“**]”).

2.
The parties acknowledge and agree that, for the fees and pursuant to the terms set forth herein, CSG shall provide maintenance and support for such of CSG Products and Services for which CSG provides and Customer consumes [*** *************].

3.
As a result, Schedule *, “[****,” Section *, “*** ********,” Section *, “****** ************** ********,” shall be amended to add a new subsection “*,” “****** **** ** ************* *********** and *******],” as follows:

[*. ****** **** ** (“***”) ************* *********** *** *******]

*********** ** ****/**** ** *******	Frequency	Fee
[*. ***********, ************** *** *** ** Fees (Note *])	[*** ****	*****]

[*. *********** *** ******* ** ****** **** ** ************* *** ******** Fees (Note *]) (Note [*) (Note *])	[*******]	[*********]

Note 1: Implementation and set up for (i) [***** from Customer’s ***** **** directly (******* ** ******) or (ii) ****** *** *** ******* **** and ******* ************ (“**”) shall be pursuant to that certain Statement of Work entitled “********* ****** **** ** [****** ****] (CSG document no. *****) (the “****/** ***] SOW”), to be executed by CSG and Customer. Implementation of any [*** functionality as agreed by the parties in addition to (i) and (ii) specified in the previous sentence shall be subject to separate Statement(s) of Work for implementation and may incur, as agreed by the parties, ********** ******* ****].

Note 2: [*********** and ******* of ****** **** ** and ******** **** will be invoiced *******, commencing in the ***** **** ***** following ***** ******** of the Project defined in the ****/** ***] SOW.

Note 3: [*********** and ******* includes ** ** ******* ***** (**) ***** per *****. In the event additional maintenance and support ***** are necessary in a ***** *****, Customer may purchase additional hours at the then ******* ********* ******* ******] rate.

Note 4: Customer may [*********** *********** *** *******] at any time; provided, however, Customer shall provide no less than [****** (**) ****' written notice (email is sufficient) prior to ************* *** *********** *** ******* ****** **** ** and ******** **** and Customer shall concurrently discontinue use of ***]. The [*********** *** ******* Fee for the ***** ***** of the *********** and ******* services will be pro-rated for the actual date of termination based on the date on which the notice of *********** is provided and the *********** *** ******* services provided to Customer shall ***** *** ** ****** ** *********].

THIS AMENDMENT is executed on the days and year last signed below to be effective as of the date last signed below (the "Amendment Effective Date").

CHARTER COMMUNICATIONS OPERATING, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager		CSG SYSTEMS, INC. (“CSG”)
By:	/s/ Ganesh Palaniappan	By:	/s/ Rasmani Bhattacharya
Name:	Ganesh Palaniappan	Name:	Rasmani Bhattacharya
Title:	SVP	Title:	EVP & General Counsel
Date:	Dec 19, 2022	Date:	Dec 13, 2022